EXHIBIT 99.1
                                 PRESS RELEASE

                       FIRST MARINER POSTS RECORD PROFIT FOR 2003
        2003's earnings up 36%; 2003's 4th quarter earnings increase 26%

Baltimore, MD (January 21, 2004) -- First Mariner Bancorp (Nasdaq: FMAR), parent company of First Mariner Bank and Finance Maryland, LLC, today announced record net income for the year ended December 31, 2003 of $5,307,000 ($.88 per diluted share) compared to $3,904,000 ($.69 per diluted share) last year, an increase of 36%. Fourth quarter net income totaled $1,422,000 ($.23 per diluted share), up 26% from 2002's fourth quarter of $1,125,000 ($.20 per diluted share).

Edwin F. Hale, Sr., First Mariner's Chairman and Chief Executive Officer said, "2003 was a year of continued achievements for First Mariner. In addition to surpassing $1 billion in total assets, we originated over $1.1 billion in mortgage loans, and grew commercial loans and consumer loans to record levels. Finance Maryland increased to over $21.5 million in loans outstanding, and was profitable in its first full year of operations. Our successful asset generation, coupled with solid deposit growth and fee generation produced record profits for the year, and our fourth quarter results marked the 13th consecutive quarter of increased net income."

"Overall loan activity was exceptionally strong in the fourth quarter, with loan growth totaling over $56 million (+10% from September 30, 2003) for the fourth quarter alone. This growth reflects our improving economy, favorable interest rates, and our emphasis on increasing our commercial and consumer lending portfolios. Like many in our industry, we experienced lower fee income from mortgage banking activities in the fourth quarter due to the slowdown in refinance activity, but the strength of our other lines of business and solid asset quality have allowed us to sustain our earnings momentum. Our success in diversifying our revenue sources from commercial and consumer lending is important as we enter 2004, as many experts predict lower levels of mortgage refinances and lower mortgage fee revenue throughout the coming year."

Comparing December 31, 2003 balances to December 31, 2002, total assets ended 2003 at a record level of $1.057 billion, an increase of $186.4 million (+21%). Loans outstanding increased $75.9 million (+14%), fueled by growth in commercial loans of $70.0 million (+24%), and consumer loan growth totaled $27.2 million (+45%). Residential construction and mortgage loans declined by $21.3 million (-12%). Mortgage loan originations exceeded $1.1 billion for 2003, increasing $208.8 million compared to the full year 2002. For the fourth quarter of 2003, mortgage loan originations declined to $199.5 million (-28%). Total deposits increased by $79.9 million (+12%) and average deposits per branch now exceed $32.5 million.

Financial Highlights for the fourth quarter of 2003 include:

         - Total revenue increased by $1.020 million (+8%) over the 4th quarter of 2002, due to growth in loans and deposits, growth in most fee income categories, and higher securities gains. Mortgage banking revenues declined significantly during the quarter.

         - Net interest income grew by $1.093 million (+13%) due to primarily to growth in average earning assets of $143.4 million (+18%). First Mariner's net interest margin decreased to 3.98% from 4.16% for the 4th quarter of 2003 reflecting a higher mix of earning assets in investments and interest bearing deposits which generally yield lower rates compared to loans.

         - The provision for loan losses totaled $429 thousand compared to $900 thousand in the same quarter last year. The allowance for loan losses increased to $8.692 million from $7.188 million at December 31, 2002, and totaled 1.43% of loans outstanding compared to 1.35% last year. Non-performing assets increased to $5.070 million (.48% of total assets) compared to $3.525 million (.41% of total assets) last year. Accruing Loans 90 days or more past due decreased to $2.258 million (.37% of total loans) from $9.346 million (1.75% of total loans) last year.

         - Non-interest income decreased by $73 thousand or 2%. Gains on sales of mortgage loans and other mortgage banking revenue decreased $1.018 million (-55%). Deposit service charges and ATM fees increased $342 thousand. Fees from sales investment products grew by $130 thousand, and income from Bank Owned Life Insurance grew by $55 thousand. Gains on sales of investment securities totaled $441 thousand for the 4th quarter compared to $59 thousand last year.

         - Non interest expenses increased by $1.219 million or 12%. Salaries and benefit expenses increased by $650 thousand due to higher staff levels to support growth, staff additions for expansion of Finance Maryland, and increased health insurance costs. Other non interest expenses increased $503 thousand due to increases in marketing and promotion, postage and delivery expenses, and higher costs of other real estate owned.

         - Stockholders' Equity increased by $7.3 million (+14%). This increase reflects the retention of earnings for the twelve months ($5.3 million), and purchases of common stock through the exercise of options, warrants, and participation in stock purchase plans totaling $2.8 million. Market value of securities classified as available for sale totaled classified as available for sale decreased $792 thousand. Capital Ratios were as follows: Leverage Ratio = 7.7%; Tier 1 risk-based ratio = 10.2%; Total Capital Ratio = 15.0%. All capital ratios exceed levels to qualify for "Well Capitalized" status under current regulatory definitions.

First Mariner Bancorp is a bank holding company with total assets of $1.057 billion. Its wholly owned banking subsidiary, First Mariner Bank, (total assets $1.026 billion) operates 23 full service bank branches in Baltimore, Anne Arundel, Harford, Howard, Talbot, and Worcester counties in Maryland, and the city of Baltimore. First Mariner Mortgage, a division of First Mariner Bank, operates 12 offices in Central Maryland, the Eastern Shore of Maryland, and Northern Virginia. Finance Maryland, LLC, (total assets $22.9 million) is a consumer finance subsidiary that currently operates 11 branches in Baltimore, Cecil, Federick, Harford, Wicomico, and Washington counties in Maryland and one branch in Dover, Delaware. First Mariner Bancorp's common stock is traded on the Nasdaq National Market under the symbol "FMAR". First Mariner's web site address is www.1stMarinerBancorp.com, which includes comprehensive level investor information.

In addition to historical information, this press release contains forward-looking statements that involve risks and uncertainties, such as statements of the Company's plans and expectations regarding efficiencies resulting from new programs and expansion activities, revenue growth, anticipated expenses, and other unknown outcomes. The Company's actual results could differ materially from management's expectations. Factors that could contribute to those differences include, but are not limited to, changes in regulations applicable to the Company's business, successful implementation of the Company's branch expansion strategy, its concentration in real estate lending, increased competition, changes in technology, particularly internet banking, impact of interest rates, possibility of economic recession or slow down (which could impact credit quality, adequacy of loan loss reserve and loan growth) and control by and dependency on key personnel, particularly Edwin F. Hale, Sr., Chairman of the Board of Directors and CEO of the Company.

Contact: Mark A. Keidel - SVP/CFO 410-558-4281

FINANCIAL HIGHLIGHTS (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands, except per share data)

                                                                 For the three months ended December 31,
                                                              2003          2002            $ Change    % Change
                                                              ---------------------------------------------------
Summary of Earnings:
 Net interest income                                    $     9,328     $     8,235        $   1,093        13%
 Provision for loan losses                                      429             900             (471)      -52%
 Noninterest income                                           4,627           4,700              (73)       -2%
 Noninterest expense                                         11,577          10,358            1,219        12%
 Income before income taxes                                   1,949           1,677              272        16%
 Income tax expense                                             527             552              (25)       -5%
 Net income                                                   1,422           1,125              297        26%

Profitability and Productivity:
 Return on average assets                                      0.57%           0.53%            -            7%
 Return on average equity                                      9.85%           8.89%            -           11%
 Net interest margin                                           3.98%           4.16%            -           -5%
 Net overhead ratio                                            2.95%           2.70%            -            9%
 Efficiency ratio                                             85.67%          80.44%            -            6%
 Mortgage loan production                                   199,482         278,098          (78,616)      -28%
 Average deposits per branch                                 32,527          30,371            2,155         7%

Per Share Data:
 Basic earnings per share                               $      0.25     $      0.21             0.04        21%
 Diluted earnings per share                             $      0.23     $      0.20             0.03        14%
 Book value per share                                   $     10.26     $      9.48             0.78         8%
 Number of shares outstanding                             5,693,837       5,394,586          299,251         6%
 Average basic number of shares                           5,595,358       5,388,358          207,000         4%
 Average diluted number of shares                         6,249,849       5,623,651          626,198        11%

Summary of Financial Condition:
 At Period End:
 Assets                                                 $ 1,056,613     $   870,192          186,421        21%
 Investment Securities                                      288,437         127,810          160,627       126%
 Loans                                                      609,847         533,965           75,882        14%
 Deposits                                                   748,113         668,169           79,944        12%
 Borrowings and repurchase agreements                       198,883         114,824           84,059        73%
 Stockholders' equity                                        58,434          51,126            7,308        14%

 Average for the period:
 Assets                                                 $   995,167      $  838,507          156,660        19%
 Investment Securities                                      227,818         140,888           86,930        62%
 Loans                                                      577,619         529,112           48,507         9%
 Deposits                                                   743,262         639,818          103,444        16%
 Borrowings                                                 191,815         146,300           45,515        31%
 Stockholders' equity                                        57,291          50,199            7,092        14%

Capital Ratios:
 Leverage                                                       7.7%            7.8%            -           -2%
 Tier 1 Capital to risk weighted assets                        10.2%            9.9%            -            3%
 Total Capital to risk weighted assets                         15.0%           13.3%            -           13%

Asset Quality Statistics and Ratios:
 Net Chargeoffs                                         $       262       $     205               57        28%
 Non-performing assets                                  $     5,070       $   3,525            1,545        44%
 90 Days or more deliquent loans                        $     2,258       $   9,346           (7,088)      -76%
 Annualized net chargeoffs to average loans                    0.18%           0.15%            -           17%
 Non-performing assets to total assets                         0.48%           0.41%            -           18%
 90 Days or more deliquent loans to total loans                0.37%           1.75%            -          -79%
 Allowance for loan losses to total loans                      1.43%           1.35%            -            6%



FINANCIAL HIGHLIGHTS (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands, except per share data)
                                                                   For the twelve months ended December 31,
                                                             2003             2002          $ Change       % Change
                                                     -----------------------------------------------------------------
Summary of Earnings:
 Net interest income                                    $     34,411      $   30,988           3,423        11%
 Provision for loan losses                                     2,536           2,175             361        17%
 Noninterest income                                           21,086          14,994           6,092        41%
 Noninterest expense                                          45,883          37,973           7,910        21%
 Income before income taxes                                    7,078           5,834           1,244        21%
 Income tax expense                                            1,771           1,930            (159)       -8%
 Net income                                                    5,307           3,904           1,403        36%

Profitability and Productivity:
 Return on average assets                                       0.57%           0.49%           -           16%
 Return on average equity                                       9.76%           8.20%           -           19%
 Net interest margin                                            3.99%           4.17%           -           -4%
 Net overhead ratio                                             2.80%           2.95%           -           -5%
 Efficiency ratio                                              84.77%          83.48%           -            2%
 Mortgage loan production                                  1,136,164         927,390         208,774        23%
 Average deposits per branch                                  32,527          30,371           2,155         7%

Per Share Data:
 Basic earnings per share                               $       0.97      $     0.73            0.25        34%
 Diluted earnings per share                             $       0.88      $     0.69            0.19        27%
 Book value per share                                   $      10.26      $     9.48            0.78         8%
 Number of shares outstanding                              5,693,837       5,394,586         299,251         6%
 Average basic number of shares                            5,450,704       5,377,998          72,706         1%
 Average diluted number of shares                          6,001,960       5,628,273         373,687         7%

Summary of Financial Condition:
 At Period End:
 Assets                                                 $  1,056,613      $  870,192         186,421        21%
 Investment Securities                                       288,437         127,810         160,627       126%
 Loans                                                       609,847         533,965          75,882        14%
 Deposits                                                    748,113         668,169          79,944        12%
 Borrowings and repurchase agreements                        198,883         114,824          84,059        73%
 Stockholders' equity                                         58,434          51,126           7,308        14%

 Average for the period:
 Assets                                                 $    932,991      $  794,556         138,435        17%
 Investment Securities                                       151,680         149,249           2,431         2%
 Loans                                                       552,528         496,486          56,042        11%
 Deposits                                                    713,429         611,486         101,943        17%
 Borrowings                                                  161,993         132,539          29,454        22%
 Stockholders' equity                                         54,349          47,583           6,766        14%

Capital Ratios:
 Leverage                                                        7.7%            7.8%           -           -2%
 Tier 1 Capital to risk weighted assets                         10.2%            9.9%           -            3%
 Total Capital to risk weighted assets                          15.0%           13.3%           -           13%

Asset Quality Statistics and Ratios:
 Net Chargeoffs                                         $      1,032      $      511             521       102%
 Non-performing assets                                  $      5,070      $    3,525           1,545        44%
 90 Days or more deliquent loans                        $      2,258      $    9,346          (7,088)      -76%
 Annualized net chargeoffs to average loans                     0.19%           0.10%           -           81%
 Non-performing assets to total assets                          0.48%           0.41%           -           18%
 90 Days or more deliquent loans to total loans                 0.37%           1.75%           -          -79%
 Allowance for loan losses to total loans                       1.43%           1.35%           -            6%

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





CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands)
                                                                                         As of December 31,
                                                                           2003            2002         $ Change      % Change
                                                                    -------------------------------------------------------------
Assets:
 Cash and due from banks                                             $   29,642      $   35,674         (6,032)         -17%
 Interest-bearing deposits                                               20,105          40,132        (20,027)         -50%
 Available-for-sale investment securities, at fair value                288,437         127,810        160,627          126%
 Loans held for sale                                                     55,987          93,098        (37,111)         -40%
 Loans receivable                                                       609,847         533,965         75,882           14%
 Allowance for loan losses                                               (8,692)         (7,188)        (1,504)          21%
                                                                    -------------------------------------------------------------
 Loans,net                                                              601,155         526,777         74,378           14%
 Other real estate owned                                                    296           2,247         (1,951)         -87%
 Restricted stock investments, at cost                                    7,265           3,290          3,975          121%
 Property and equipment                                                  18,001          17,571            430            2%
 Accrued interest receivable                                              4,955           4,540            415            9%
 Deferred income taxes                                                    2,619           1,619          1,000           62%
 Prepaid expenses and other assets                                       28,151          17,434         10,717           61%
                                                                    -------------------------------------------------------------
Total Assets                                                         $1,056,613      $  870,192        186,421           21%
                                                                    =============================================================

Liabilities and Stockholders' Equity:
Liabilities:
 Deposits                                                            $  748,113      $  668,169         79,944           12%
 Borrowings                                                             173,883          89,824         84,059           94%
 Repurchase agreements                                                   25,000          25,000            -              0%
 Trust preferred securities                                              46,500          31,450         15,050           48%
 Accrued expenses and other liabilities                                   4,683           4,623             60            1%
                                                                    -------------------------------------------------------------
Total Liabilities                                                       998,179         819,066        179,113           22%

Stockholders' Equity
 Common Stock                                                               285             270             15            6%
 Additional paid-in-capital                                              50,717          47,939          2,778            6%
 Retained earnings (deficit)                                              6,262             955          5,307          556%
 Accumulated other comprehensive income (loss)                            1,170           1,962           (792)         -40%
                                                                    -------------------------------------------------------------
Total Stockholders Equity                                                58,434          51,126          7,308           14%
                                                                    -------------------------------------------------------------
Total Liabilities and Stockholders' Equity                           $1,056,613      $  870,192        186,421           21%
                                                                    =============================================================

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

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands)                                              For the three months             For the year
                                                                      ended December 31,           ended December 31,
                                                                     2003          2002            2003          2002
                                                                  -------------------------------------------------------
Interest Income:
 Investments and interest-bearing deposits                          $  2,736   $   1,954          $  8,114    $    9,596
 Loans                                                                11,784      11,575            47,511        42,735
                                                                  -------------------------------------------------------
Total Interest Income                                                 14,520      13,529            55,625        52,331

Interest Expense:
 Deposits                                                              3,219       3,464            13,379        14,248
 Borrowings and repurchase agreements                                  1,973       1,830             7,835         7,095
                                                                  -------------------------------------------------------
Total Interest Expense                                                 5,192       5,294            21,214        21,343
                                                                  -------------------------------------------------------

Net Interest Income Before Provision for Loan Losses                   9,328       8,235            34,411        30,988

Provision for Loan Losses                                                429         900             2,536         2,175
                                                                  -------------------------------------------------------

Net Interest Income After Provision for Loan Losses                    8,899       7,335            31,875        28,813

Noninterest Income:
 Service fees on deposits                                              1,719       1,398             6,681         4,327
 ATM Fees                                                                621         600             2,520         2,109
 Gains on sales of mortgage loans                                        514       1,336             5,200         3,622
 Other mortgage banking revenue                                          323         519             1,747         1,832
 Gains on sales of investment securities                                 441          59             1,371           497
 Gains on sales of non-deposit investment products                       295         165               862           879
 Income from bank owned life insurance                                   185         130               737           529
 Other                                                                   529         493             1,968         1,199
                                                                  -------------------------------------------------------
Total Noninterest Income                                               4,627       4,700            21,086        14,994

Noninterest Expense:
 Salaries and employee benefits                                        6,017       5,367            22,681        19,761
 Net occupancy                                                         1,380       1,434             5,625         4,991
 Furniture, fixtures and equipment                                       760         667             2,875         2,443
 Advertising                                                             334         273             1,193         1,071
 Data Processing                                                         511         495             2,032         1,746
 Professional services                                                   177         227               873         1,254
 Other                                                                 2,398       1,895            10,604         6,707
                                                                  -------------------------------------------------------
Total Noninterest Expense                                             11,577      10,358            45,883        37,973

Income Before Income Taxes                                             1,949       1,677             7,078         5,834

Income Tax Expense                                                       527         552             1,771         1,930
                                                                  -------------------------------------------------------
Net Income                                                          $  1,422   $   1,125          $  5,307    $    3,904
                                                                  =======================================================

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


CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands)
                                                              For the three months ended December 31,
                                                                      2003                     2002
                                                              Average        Yield        Average       Yield/
                                                              Balance         Rate        Balance        Rate
                                                          ------------------------------------------------------
Assets:
  Loans
  Commercial Loans and LOC                                  $  72,511         6.01%     $  56,897        5.78%
  Comm/Res Construction                                        40,172         7.17%        29,050        7.00%
  Commercial Mortgages                                        225,146         6.88%       202,804        7.66%
  Residential Constr - Cons                                   119,531         7.91%       141,732        7.99%
  Residential Mortgages                                        37,181         7.17%        46,877        7.51%
  Consumer                                                     83,078        10.95%        51,752       10.23%
                                                             ----------                  ---------
  Total Loans                                                 577,619         7.61%       529,112        7.75%

  Loans held for sale                                          48,143         5.17%        83,857        5.60%
  Available for sale securities, at fair value                227,818         4.46%       140,888        5.24%
  Interest bearing deposits                                    66,513         0.88%        24,166        1.00%
  Restricted stock investments, at cost                         4,760         3.51%         3,439        5.14%
                                                             ----------                  ---------
  Total earning assets                                        924,853         6.20%       781,462        6.85%

  Allowance for loan losses                                    (8,662)                     (6,789)
  Cash and other non earning assets                            78,976                      63,834
                                                             ----------                  ---------
Total Assets                                                $ 995,167                   $ 838,507
                                                             ==========                  =========

Liabilities and Stockholders' Equity:
  Interest bearing deposits
  NOW deposits                                                 57,984         0.52%        53,427        0.64%
  Savings deposits                                             60,564         0.55%        47,329        0.85%
  Money market deposits                                       153,358         0.95%       148,129        1.30%
  Time deposits                                               343,154         3.11%       283,122        3.91%
                                                             ----------                  ---------
  Total interest bearing deposits                             615,060         2.08%       532,007        2.58%

  Borrowings                                                  191,815         4.08%       146,300        4.95%
                                                             ----------                  ---------

  Total interest bearing liabilities                          806,875         2.55%       678,307        3.09%

  Noninterest bearing demand deposits                         128,202                     107,811
  Other liabilities                                             2,799                       2,190
  Stockholders' Equity                                         57,291                      50,199
                                                             ----------                  ---------
Total Liabilities and Stockholders' Equity                  $ 995,167                   $ 838,507
                                                             ==========                  =========

Net Interest Spread                                                           3.65%                      3.76%

Net Interest Margin                                                           3.98%                      4.16%


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
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands)
                                                                          For the twelve months ended December 31,
                                                                           2003                              2002
                                                                    Average    Yield/             Average           Yield/
                                                                    Balance     Rate              Balance            Rate
                                                             --------------------------------------------------------------------
Assets:
  Loans
  Commercial Loans and LOC                                      $  66,712       6.32%           $  51,536          7.04%
  Comm/Res Construction                                            36,113       7.12%              33,396          7.03%
  Commercial Mortgages                                            215,143       7.26%             184,117          8.01%
  Residential Constr - Cons                                       121,240       7.82%             129,178          8.56%
  Residential Mortgages                                            39,945       7.58%              48,839          7.90%
  Consumer                                                         73,375      10.57%              49,420          8.01%
                                                                 ----------                     ----------
  Total Loans                                                     552,528       7.72%             496,486          7.98%

  Loans held for sale                                              96,071       5.06%              54,202          5.78%
  Available for sale securities, at fair value                    151,680       4.85%             149,249          5.92%
  Interest bearing deposits                                        59,286       1.05%              39,002          1.43%
  Restricted stock investments, at cost                             3,704       3.78%               3,859          5.34%
                                                                 ----------                     ----------
  Total earning assets                                            863,269       6.44%             742,798          7.05%

  Allowance for loan losses                                        (8,016)                         (6,138)
  Cash and other non earning assets                                77,738                          57,896
                                                                 ----------                     ----------
Total Assets                                                    $ 932,991                       $ 794,556
                                                                 ==========                     ==========

Liabilities and Stockholders' Equity:
  Interest bearing deposits
  NOW deposits                                                     60,189       0.53%              43,345          0.76%
  Savings deposits                                                 55,681       0.65%              44,202          0.96%
  Money market deposits                                           149,441       1.01%             160,624          1.41%
  Time deposits                                                   328,411       3.41%             265,305          4.23%
                                                                 ----------                     ----------
  Total interest bearing deposits                                 593,722       2.25%             513,476          2.77%

  Borrowings                                                      161,993       4.84%             132,539          5.35%
                                                                 ----------                     ----------
  Total interest bearing liabilities                              755,715       2.81%             646,015          3.30%

  Noninterest bearing demand deposits                             119,707                          98,010
  Other liabilities                                                 3,220                           2,948
  Stockholders' Equity                                             54,349                          47,583
                                                                 ----------                     ----------

Total Liabilities and Stockholders' Equity                      $ 932,991                       $ 794,556
                                                                 ==========                     ==========

Net Interest Spread                                                             3.64%                              3.74%

Net Interest Margin                                                             3.99%                              4.17%
